UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

AmeriCrew Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-174581	86-2551989
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21 Omaha Street, Dumont, NJ 07628

(Address of Principal Executive Office) (Zip Code)

201-387-7700

(Registrant’s telephone number, including area code)

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below in Item 3.02 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 3.02 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

On September 12, 2022, Americrew Inc. (the “Company”) entered into an Unsecured Convertible Promissory Note (the “Promissory Note”) payable to DR Shell, LLC (“DR Shell”) in the principal amount of $256,000. The Promissory Note replaces the payment terms of the Share Exchange Agreement dated August 12, 2021 pursuant to which the Company is obligated to pay DR Shell $300,000 of which $256,000 are still owed.

The Promissory Note bears interest at 12% per annum The Company is required to make an initial payment of $56,000 on or before October 1, 2022 in on or more installments and monthly $16,667 payments commencing on January 1, 2023 and continuing therefore after for 12 consecutive months on the first day of each month. The Promissory Note is due December 31, 2023.

If after October 1, 2022 the Company closes on one or more capital raises, through debt, equity or any other financing vehicle, then the Company shall apply 10% of the gross proceeds of any capital raise towards the repayment of the then outstanding principal and accrued interest of the Promissory Note. Any proceeds paid in a given month shall first be applied towards the monthly installment for that month.

DR Shell was issued 125,000 warrants to purchase shares of the Company’s common stock as additional consideration. The Warrants are exercisable for a period of five years at a price of $1.9032 per share, subject to adjustment.

On September 13, 2022, the Board of Directors of the Company ratified and approved to enter into a Note Modification Agreement between AmeriCrew CE Services, LLC, the Company’s wholly-owned subsidiary and certain third party lenders (the “Note Modification”). The effect was to extend the indebtedness’ due date to December 31, 2022. All other provisions of the original Amended and Restated Consolidated Bridge Funding Promissory Notes dated December 31, 2021 remain unchanged and in full force and effect.

The foregoing description of the terms of the Promissory Note, Note Modification and Warrant and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of Promissory Note, Note Modification and Warrant, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Unsecured Convertible Promissory Note				Filed
10.2	Form of Note Modification Agreement				Filed
10.3	Form of Warrant				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREW INC.

Date: September 16, 2022	By:	/s/Kelley Dunne
	Name:	Kelley Dunne
	Title:	Chief Executive Officer

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